SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2004

METAPHOR CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
580 Second Street, Suite 102
Encinitas, CA 92024
(Address of principal executive offices)
760-230-2300
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 4, 2004, at a meeting of the Board of Directors, the Company passed a resolution announcing that it had decided to terminate its relationship with its transfer agent, Executive Registrar and Transfer Agency. At that same meeting, the Company appointed Action Stock Transfer Corporation as their new transfer agent, effective immediately.

Action Stock Transfer Corporation’s address and contact information is as follows:

Action Stock Transfer Corporation
7069 S. Highland Dr, Suite 300
Salt Lake City, Utah 84121
Tel No. (801) 274 1088
Contact: Ms. Justeene Blankeship

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2004              Metaphor Corp.

               By:    /s/ Mark Baum
              Mark L. Baum
              Chief Executive Officer